                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section l3 or l5(d) of
                      the Securities Exchange Act of l934


Date of Report (Date of
earliest event reported):   January 27, 1995



                               Unicom Corporation
             (Exact name of registrant as specified in its charter)


    Illinois                     1-11375                    36-3961038
(State or other                (Commission                (IRS Employer
 jurisdiction of               File Number)             Identification No.)
 incorporation)


37th Floor, 10 South Dearborn Street,
Post Office Box A-3005, Chicago, Illinois            60690-3005
(Address of principal executive offices)             (Zip Code)



Registrant's telephone number,
including area code:                              (312) 394-7399

     The purpose of this Current Report is to file certain financial information regarding the Registrant (Unicom Corporation) and its subsidiaries. Such financial information is set forth in the exhibits to this Current Report.


Item 7.  Financial Statements, Pro Forma Financial
- -------  Information and Exhibits
         -----------------------------------------

         (c)  Exhibits
              --------

     (23) Consent of Independent Public Accountants

     (27) Financial Data Schedule of Unicom Corporation


     (99) Unicom Corporation and Subsidiary Companies - Certain Financial Information as of and for the Year Ended December 31, 1994:

          --Management's Discussion and Analysis of Financial Condition and
              Results of Operations
          --Report of Independent Public Accountants
          --Statements of Consolidated Income
          --Consolidated Balance Sheets
          --Statements of Consolidated Capitalization
          --Statements of Consolidated Retained Earnings
          --Statements of Consolidated Cash Flows
          --Notes to Financial Statements

                                   SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                UNICOM CORPORATION
                                   (Registrant)


                              By:     David A. Scholz
                                  -----------------------
                                      David A. Scholz
                                         Secretary


Date:  February 10, 1995

                                 EXHIBIT INDEX


EXHIBIT
NUMBER                  DESCRIPTION OF EXHIBIT
- ------                  ----------------------



  23        Consent of Independent Public Accountants

  27        Financial Data Schedule of Unicom Corporation

  99 Unicom Corporation and Subsidiary Companies - Certain Financial Information as of and for the Year Ended December 31, 1994:

            --Management's Discussion and Analysis of Financial Condition and
                Results of Operations
            --Report of Independent Public Accountants
            --Statements of Consolidated Income
            --Consolidated Balance Sheets
            --Statements of Consolidated Capitalization
            --Statements of Consolidated Retained Earnings
            --Statements of Consolidated Cash Flows
            --Notes to Financial Statements